John Hancock Funds

Global
Marketplace
Fund

SEMI-ANNUAL REPORT

April 30, 1997

TRUSTEES
Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

John Hancock
Global Marketplace Fund

Retailers struggling to attract consumers;
Fund shifting focus toward more resilient companies

In a market that overflows with shopping options, many retailers find themselves hard-pressed to attract consumers. In order to distinguish themselves these days, companies involved in the manufacture or distribution of goods and services must dominate their category, offer unique goods or services, or occupy a unique niche. Many times, the companies that best fit the bill are small companies with aggressive- growth prospects. Since stock prices generally follow earnings, we believe that fast-growing retail companies tend to offer the best upside over the long term. And although adhering to those criteria generally has rewarded us in the past, it did not do so during the past six months.

Why? Aggressive-growth stocks of all kinds fell out of favor. While investors' seemingly insatiable appetite for large-company stocks buoyed the big-capitalization Dow Jones Industrial Average to consecutive new records, aggressive- growth stocks went into a tailspin as investors were increasingly less willing to pay the high prices for them. Rather, they tended to migrate to large, blue-chip company stocks that they felt offered more stable and predictable earnings at a lower price. For the six-month period ended April 30, 1997, the Dow Jones Industrials rose 17.42% while the Russell 2000 Index -- a broad measure of small-company stock performance -- posted a slight gain of 1.61%. Although John Hancock Global Marketplace Fund has no market capitalization restriction, our bias toward fast-growing growth stocks hurt us in an environment that favored value-oriented stocks.

"Aggressive-
growth
stocks of all
kinds fell out
of favor."

A 2 1/4" x 3 1/2" photo of Fund management team at bottom right. Caption reads: "Bernice Behar ( r ) and Fund management team members Robert Hallisey
(l) and William Maffie (center)."

Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) CVS Corp. 3.3% 2) Carrefour 3.0%
3) Kohl's Corp. 2.9% 4) PizzaExpress 2.8% 5) PetSmart 1.9%. A footnote below reads "As a percentage of net assets on April 30, 1997."

Performance review

In our annual report to you six months ago, we were pleased to report returns for the year on the order of 28%. But the past six months have served as a reminder that aggressive-growth-company stocks are not immune to the vagaries of the market and that they can also go down. For the six months ended April 30, 1997, John Hancock Global Marketplace Fund's Class A and Class B shares had total returns of -6.79% and -7.03%, respectively, at net asset value, lagging the average global fund. Please see pages six and seven for longer-term performance information. Because of a typically higher exposure to Latin American companies -- which posted some of the best gains across the globe -- the average global fund outpaced the Fund with a return of 6.83% for the same period, according to Lipper Analytical Services, Inc.1

The Fund
boosted its
stake in
"defensive"
companies.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Avon Products followed by a down arrow and the phrase "Weakness in Brazilian sales." The second listing is Delia's followed by an up arrow and the phrase "Leading catalogue company aimed at teens." The third listing is CVS followed by an up arrow and the phrase "Acquisition of Revco = lower costs, bigger market share." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Among our hardest-hit holdings were technology-related stocks, including CompUSA. Even though computer sales remained healthy and the company posted earnings and growth in line with expectations, an across-the-board sell-off in technology stocks dragged the stock price of the nation's largest computer retail chain down with it. Although we had cut our CompUSA holdings in half, locking in gains prior to the downdraft, we held onto the remainder of our position based on our view of the company's future growth prospects. Our patience was rewarded shortly after the period ended when CompUSA's stock price retraced some of its losses. We also were hurt by our exposure to outdoor advertising companies, which suffered from a bout of profit taking at the end of 1996 after soaring to astronomical heights earlier.

But the period also saw its share of winners. One of our best performers was CVS, which sells prescription drugs and health and beauty aids in stores in the U.S., the United Kingdom, Czech Republic, Slovakia, Mexico and Singapore. Jones Apparel Group, the designer and manufacturer of women's sportswear, rose on the successful introduction of the Lauren line of clothing, licensed by Ralph Lauren. Shoe companies Converse, which we sold during the period, and Wolverine, manufacturer of Hush Puppies, benefited from a resurgence in popularity of their products.

Defensive moves

The current U.S. economic expansion is long by historical measures and consumer debt is high. If the economy slows, a slowdown in consumer spending is likely. So during the period, we sold many apparel companies and department stores, replacing them with "defensive" companies that are more resilient in a slower economy. In addition to CVS, we bought Costco Cos., which operates a chain of cash-and-carry membership warehouses and sells nationally branded and private-label merchandise, and supermarket chains Riser Foods and Quality Foods.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended April 30, 1997." The chart is scaled in increments of 5% from bottom to top, with 10% at the top and -10% at the bottom. Within the chart there are three solid bars. The first represents the -6.79% total return for the John Hancock Global Marketplace
Fund: Class A. The second represents the -7.03% total return for the John Hancock Global Marketplace Fund: Class B. The third represents the 6.83% total return for the average global fund. A footnote below reads: "The total returns for John Hancock Global Marketplace Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information."

To help sidestep any potential slowdown in the U.S. and to take advantage of faster-growing economies, we increased our international holdings. Some of our largest holdings include supermarket chain Disco in Latin America, and French companies Grand Optical Photoservice and Carrefour.

One area of apparel that remains particularly attractive to us is the juniors' market. A rekindled passion for fashion has brought this sector back to life. With the collapse of stores such as Merry Go Round earlier in the decade, the number of stores that cater to this market has shrunk. Meanwhile, the teen population is growing and its purchasing power has increased. To take advantage of these trends we invested in Hot Topic, a specialty retailer of music-licensed apparel, accessories and gifts; and dELiA*s, a juniors catalog merchant.

Outlook

In our view, there are still lots of opportunities to be found in the global marketplace. In the short-term, we expect that consumer spending will remain somewhat sluggish, and could potentially fall if the economy weakens. Nonetheless, we'll continue to pursue fast-growing retail companies worldwide. We'll keep our focus on those with unique products, or innovative methods of distributing their products and services, with an eye toward those that can continue to prosper even if spending weakens. Our sense is that these companies will be the strongest retail players in the years to come.

"...there are
still lots of
opportunities
to be found
in the global
marketplace."

------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Marketplace Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS
For the period ended March 31, 1997
                                                   ONE        LIFE OF
                                                   YEAR        FUND
                                                ----------   ----------
John Hancock Global Marketplace Fund: Class A     (5.49%)     60.29%(1)
John Hancock Global Marketplace Fund: Class B     (6.13%)     14.66%(2)

AVERAGE ANNUAL TOTAL RETURNS
For the period ended March 31, 1997

                                                   ONE        LIFE OF
                                                   YEAR        FUND
                                                ----------   ----------
John Hancock Global Marketplace Fund: Class A(3)  (5.49%)     20.77%(1)
John Hancock Global Marketplace Fund: Class B(3)  (6.13%)     12.18%(2)

Notes to Performance

(1) Class A shares commenced on September 29, 1994.
(2) Class B shares commenced on January 22, 1996.
(3) Effective September 9, 1994, the Adviser has voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitations of expenses, the average annual total return for the one-year period and since inception would have been (5.81%) and 17.20% for Class A shares and (6.45%) and 11.09% for Class B shares, respectively.

WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock Global Marketplace Fund would be worth on April 30, 1997, assuming you invested on the day each class of shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Morgan Stanley World Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. The Morgan Stanley World Index is an unmanaged index that measures the performance of a diverse range of global stock markets.

Global Marketplace Fund
Class A shares

Line chart with the heading Global Marketplace Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the Standard & Poor's 500 Stock Index, and is equal to $17,946 as of April 30, 1997. The second line represents the value of the Global Marketplace Fund, before sales charge, and is equal to $16,842 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Global Marketplace Fund on September 29, 1994, after sales charge, and is equal to $16,000 as of April 30, 1997. The fourth line represents the Morgan Stanley World Index and is equal to $13,881 as of April 30, 1997.


Global Marketplace Fund
Class B shares

Line chart with the heading Global Marketplace Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,378 as of April 30, 1997. The second line represents the value of the Global Marketplace Fund, before sales charge, and is equal to $11,841 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Global Marketplace Fund, after sales charge, on January 22, 1996, and is equal to $11,821 as of April 30, 1997. The fourth line represents the Morgan Stanley World Index and is equal to $11,441 as of April 30, 1997.



FINANCIAL STATEMENTS

John Hancock Funds - Global Marketplace Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $41,314,495)                                $  44,524,544
Joint repurchase agreement (cost - $7,921,000)                        7,921,000
                                                                  -------------
                                                                     52,445,544
Cash                                                                        183
Foreign currency, at value (cost - $9,444)                                9,428
Receivable for shares sold                                               49,411
Receivable for forward foreign currency exchange
contracts sold - Note A                                                      10
Dividends receivable                                                      9,730
Interest receivable                                                       1,183
Foreign tax receivable                                                    7,916
Deferred organization expenses - Note A                                   3,505
Other assets                                                                 14
                                                                  -------------
Total Assets                                                         52,526,924
-------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                       936,798
Payable for shares repurchased                                            6,359
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                  46,649
Accounts payable and accrued expenses                                    47,628
                                                                  -------------
Total Liabilities                                                     1,037,434
-------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                   $  54,878,973
Accumulated net realized loss on investments
and foreign currency transactions                                (    6,291,728)
Net unrealized appreciation of investments
and foreign currency transactions                                     3,209,765
Accumulated net investment loss                                  (      307,520)
                                                                  -------------
Net Assets                                                        $  51,489,490
===============================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par
value, respectively)
Class A - $22,378,657 / 1,568,073                                 $      14.27
===============================================================================
Class B - $29,110,833 / 2,057,887                                 $      14.15
===============================================================================
Maximum Offering Price Per Share *
Class A - ($14.27 x 105.26%)                                      $      15.02
===============================================================================
* On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

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

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
-----------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes of $5,557)      $   130,011
Interest                                                        109,590
                                                            -----------
                                                                239,601
Expenses:
Investment management fee - Note B                              217,546
Distribution and service fee - Note B
  Class A                                                        35,554
  Class B                                                       153,419
Transfer agent fee - Note B                                     110,268
Custodian fee                                                    39,659
Registration and filing fees                                     21,692
Auditing fee                                                     15,125
Printing                                                         12,057
Financial services fee - Note B                                   5,099
Trustees' fees                                                    2,241
Miscellaneous        investments
are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates.
Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

Open forward foreign currency exchange contracts sold at April 30, 1997 were as follows:
                                                          UNREALIZED
                    PRINCIPAL AMOUNT      EXPIRATION     APPRECIATION
CURRENCY           COVERED BY CONTRACT      MONTH       (DEPRECIATION)
--------           -------------------      ------      --------------
Japanese Yen           512,500,000          Jun 97          $35,038
Malaysian Ringgit          500,000          May 97             (437)
                                                            -------
                                                            $34,601
                                                            =======

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada.

The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to that portion of the Fund's assets invested in countries other than the United
States and Canada. The Adviser and Indosuez Asia Advisers Limited ("IAAL") have a second subadvisory contract. Pursuant to such contract, IAAL will serve as co-subadviser to the Fund with JHAI. IAAL provides additional expertise in Asian and Pacific Basin countries.

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000. The Adviser pays the Sub-Adviser a quarterly management fee equivalent, on an annual basis, to the sum of (a) 0.50% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.4375% of the Fund's average daily net asset value in excess of $200,000,000. As of September 1, 1994, the Sub-Adviser has waived all but 0.05% of their fee. The Adviser pays IAAL quarterly a subadvisory fee at the annual rate of (a) 0.30% of the first $100,000,000 of the Fund's average daily net assets managed by IAAL plus (b) 40% percent of the gross management fee received by the Adviser pursuant to the investment management contract with respect to the Fund's average daily net assets in excess of $100,000,000 which are managed by IAAL (the rate increases to 50% on net assets in excess of $250,000,000).

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH
Funds"), a wholly owned subsidiary of the Adviser. For the period ended April
30, 1997, net sales charges received with regard to sales of Class A shares amounted to $53,969. Of this amount, $7,513 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $26,781 was paid as sales commissions to unrelated broker-dealers and $19,675 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc.
("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro &
Co., ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities
Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $59,859.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH
Funds for distribution and service expenses, at an annual rate not exceed
0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities
Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. Trustee Edward J. Boudreau, Jr. is Managing Director of the Sub-Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred
Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation.
Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997 , the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $211.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended April 30, 1997 aggregated $27,487,116 and $44,323,257, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1997.

The cost of investments owned at April 30, 1997 (including the joint repurchase agreement) for federal income tax purposes was $55,833,383. Gross unrealized appreciation and depreciation of investments aggregated $6,534,997 and $4,144,519, respectively, resulting in net unrealized appreciation of $2,390,478.



NOTES

John Hancock Funds - Pacific Basin Equities Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

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This report is for the information of shareholders of the John Hancock Pacific
Basin Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on Recycled
Paper."
                                                                    580SA 4/97
                                                                          6/97

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